ASHPORT MUTUAL FUNDS TRUST

                Supplement to the Prospectus dated March 28, 2008

                         Supplement dated July 16, 2008

The Board of Trustees has determined to redeem all outstanding shares of Ashport Large Cap Fund, Ashport Small-Mid Cap Fund and the Ashport Global Fixed Income Fund (each a "Fund" and, collectively, the "Funds"), following notice to the Board by the Fund's investment adviser, State Trust Capital, LLC (the "Adviser"), that it is no longer economically viable for the Adviser to continue managing the Funds as a result of their small asset size and increasing regulatory and operating costs borne by the Adviser.

The Funds are no longer accepting purchase orders for their shares and each Fund will close effective as of August 15, 2008. Shareholders may redeem Fund shares at any time prior to this closing date. Procedures for redeeming your account, including reinvested distributions, are contained in the section "Purchase and Redemption of Fund Shares" in the Funds' Prospectus. Any shareholders that have not redeemed their shares of a Fund prior to August 15, 2008 will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record.

The Funds are no longer pursuing their respective investment objectives. All holdings in each Fund's portfolio are being liquidated, and the proceeds will be invested in money market instruments or held in cash. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional Fund shares, unless you have requested payment in cash.

               IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another IRA within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you are the trustee of a qualified retirement plan or the custodian of a 403(b)(7) custodian account (tax-sheltered account) or a Keogh account, you may reinvest the proceeds in any way permitted by its governing instrument.

                                   * * * * * *

This supplement and the Prospectus provide the information a prospective investor should know about the Funds and should be retained for future reference. A Statement of Additional Information, dated March 28, 2008, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Ashport Funds at (888)282-2290 or go to www.funds@statetrust.com.